Acquisition Intention Deposit	12 Months Ended
Dec. 31, 2018
Acquisition Intention Deposit [Abstract]
ACQUISITION INTENTION DEPOSIT

NOTE 6 – ACQUISITION INTENTION DEPOSIT

On October 8, 2018, REIT Changjiang entered into letter of intention (“LOI”) with a target company for the purpose of a potential acquisition or business cooperation agreement. REIT Changjiang made an advance payment of $2,181,000 (RMB 15 million) to the target company as a deposit. The tentative effective date of the LOI is until August 30, 2019. The deposit is refundable if no agreement would be reached. As of December 31, 2018, the Company presented this balance as an item on its balance sheet and classified it as a current asset. As of the report date, the two parties are still in the negotiation phase.